                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                             ANY AND ALL OUTSTANDING
                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2011
                        IN EXCHANGE FOR NEW 8 1/2% SENIOR
                           SUBORDINATED NOTES DUE 2011
                                       OF
                            ALLIANT TECHSYSTEMS INC.
                      FULLY AND UNCONDITIONALLY GUARANTEED
                     BY CERTAIN OF ITS DOMESTIC SUBSIDIARIES

      This notice of guaranteed delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 8 1/2% Senior Subordinated Notes due 2011 of Alliant Techsystems Inc., a corporation organized under the laws of Delaware (the "Company"), who wish to tender their outstanding notes for an equal principal amount of new 8 1/2% Senior Subordinated Notes of the Company due 2011 that have been registered under the Securities Act of 1933, as amended, if (i) the outstanding notes, a duly completed and executed letter of transmittal and all other required documents cannot be delivered to BNY Midwest Trust Company, as exchange agent, on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the accompanying letter of transmittal) or (ii) the procedures for delivery of the outstanding notes being tendered by book-entry transfer, together with a duly completed and executed letter of transmittal, cannot be completed on or prior to 5:00 p.m., New York City time on the Expiration Date. This notice of guaranteed delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the exchange agent. See "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the prospectus. The Company has the right to reject a tender of outstanding notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the outstanding notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer as set forth in the prospectus, in either case together with one or more properly completed and duly executed letter(s) of transmittal (or facsimile thereof) and any other required documents by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

                                   The exchange agent for the Exchange Offer is:

                                             BNY Midwest Trust Company

BY REGISTERED OR CERTIFIED MAIL                FACSIMILE TRANSMISSIONS:           BY HAND OR OVERNIGHT DELIVERY
                                             (Eligible Institutions Only)

          The Bank of New York                      (212) 815-6339                    The Bank of New York
          Reorganization Unit                                                          Reorganization Unit
        101 Barclay Street - 7E                 CONFIRM BY TELEPHONE:                101 Barclay Street - 7E
           New York, NY 10286                       (212) 815-3750                     New York, NY 10286
           Attn: Mr. Kin Lau                                                            Attn: Mr. Kin Lau
                                                For Information Call:
                                                    (212) 815-3750

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

      The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the prospectus dated , 2001, and the related letter of transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the outstanding notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes" and in Instruction 2 to the letter of transmittal.

                                         DESCRIPTION OF SECURITIES TENDERED


Name and address of             Certificate number(s)        Aggregate principal         Principal amount of
registered holder as it         of outstanding notes         amount represented          outstanding notes tendered
appears on the outstanding      tendered                     by outstanding notes*
notes (Please print)

___________________________     __________________________   __________________________  __________________________
___________________________     __________________________   __________________________  __________________________
___________________________     __________________________   __________________________  __________________________
___________________________     __________________________   __________________________  __________________________
___________________________     __________________________   __________________________  __________________________
___________________________     __________________________   __________________________  __________________________

* Must be in denominations of a principal amount of $100,000 and any integral multiple of $1,000.

If the outstanding notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________________________________________

--------------------------------------------------------------------------------

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

X__________________________________    Date: ________________________, 2001

X__________________________________    Date: ________________________, 2001
 Signature(s) of Owner(s) or
 Authorized Signatory

Area Code and Telephone Number:_______________________________

      Must be signed by the holder(s) of the outstanding notes as their name(s) appear(s) on certificates of the outstanding notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

--------------------------------------------------------------------------------
                      Please print name(s) and address(es)
--------------------------------------------------------------------------------

================================================================================
Names(s):         ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
================================================================================
Capacity:         ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
================================================================================
Address(es):      ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
================================================================================

--------------------------------------------------------------------------------

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program hereby guarantees to deliver to the exchange agent, at one of its addresses set forth above, either (a) the outstanding notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such outstanding notes to the exchange agent's account at The Depositary Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the prospectus, in either case together with one or more properly completed and duly executed letter(s) of transmittal (or facsimile thereof) and any other required documents by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

      The undersigned acknowledged that it must deliver the letter(s) of transmittal and the outstanding notes tendered hereby to the exchange agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:________________________     ______________________________________
                                          (Authorized Signature)

Address:_____________________________     Title:________________________________

_____________________________________     Name:_________________________________
                         (zip code)                 (Please type or print)

Area Code and
Telephone Number:____________________     Date:_________________________________

      NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.